Listing and related expenses	12 Months Ended
Mar. 31, 2024
Listing And Related Expenses
Listing and related expenses

43. Listing and related expenses

During the year, one of our subsidiary, Yatra India has completed its initial public offer (IPO) of 54,577,465 equity shares of face value of INR 1 each at an issue price of INR 142 per share, comprising fresh issue of 42,394,366 shares and offer for sale of 12,183,099 shares by existing shareholders of Yatra India comprising of 11,751,729 shares sale by THCL (intermediate Holdco of Yatra India) and 431,360 shares sale by Pandara Trust I (existing NCI in Yatra India).

Cash consideration received for sale of INR 61,253 collected on behalf of Pandara is fully remitted to them after adjusting for their share of transaction cost of INR 3,285. This don’t have any impact on consolidated financial statements of the Group.

Incremental costs directly attributable to a probable future equity transaction related to Indian IPO that otherwise would have been avoided are treated as transaction costs and are recognised as a prepayment and other assets, if completion of future equity transaction is probable. These costs recognised as a prepayment and other assets, net of recovery from the selling shareholder, are recognised in equity on the completion of IPO. The remaining costs, when incurred, are recognised immediately in profit or loss under head listing and related expenses.

Total cumulative expense incurred till March 31, 2024 is INR 412,407 (March 31, 2023: INR 108,956) is recognised as follows:

●	incremental costs directly attributable to equity transaction of INR 281,885 are recognised in equity for the year ended March 31, 2024 (INR 29,546 as at March 31, 2023 was recorded in prepaid expense) and
●	the remaining cost incurred of INR 54,238 (March 31, 2023: 23,591 and March 31, 2022: INR 55,818) are recognised in profit or loss under head listing and related expenses for the ended March 31, 2024.